Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Anaren, Inc. (the "Company) on Form 10-K for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, Lawrence A. Sala, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence A. Sala
--------------------------------------
Lawrence A. Sala
President and Chief Executive Officer
(Principal Executive Officer)
August 13, 2010

      A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Anaren, Inc. (the "Company) on Form 10-K for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, George A. Blanton, Senior Vice President, Chief Financial Officer, Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George A. Blanton
--------------------------------------
George A. Blanton
Sr. Vice President, Chief Financial Officer,
Treasurer (Principal Financial Officer)
August 13, 2010

      A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.